UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2004

(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 26, 2004, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release announcing that Michael J. Keavany will join the Company as Senior Vice President, Sales and Marketing.  The press release is being furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and is attached hereto as Exhibit 99.1.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer and Treasurer